Federated Government Ultrashort Duration Fund (the “Fund”)

Class A Shares, Institutional Shares, Service Shares, Class R6 Shares

Portfolio of Federated Institutional Trust

Post-Effective Amendment No. 100

This Rule 497(e) filing is submitted for the sole purpose of submitting the XBRL Interactive Data File exhibits for the revised Risk/Return Summary of the above-named Fund and Classes. This Interactive Data File relates to, and incorporates by reference, the supplement to the Prospectus for the Fund and Classes filed pursuant to Rule 497(e) on November 18, 2019, Accession No. 0001623632-19-001566. The exhibits filed herewith do not constitute the complete publicly filed disclosure for the Fund and its Classes, and should be used in conjunction with the complete prospectus for the Fund and its Classes, as revised.

Exhibit List for Interactive Data File Submissions.

EX-101.INS	INSTANCE
EX-101.SCH	SCHEMA
EX-101.DEF	DEFINITION LINKBASE
EX-101.LAB	LABEL LINKBASE
EX-101.PRE	PRESENTATION LINKBASE